Advantus Dynamic Managed Volatility Fund Summary Prospectus September 28, 2015 Class A Shares – AVMNX Institutional Class Shares – VVMIX

Before you invest, you may want to review the Advantus Dynamic Managed Volatility Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated September 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://advantusfunds.com/funds/dynamic_managed_volatility/documents.html?class=A and http://advantusfunds.com/funds/dynamic_managed_volatility/documents.html?class=institutional.  You can also get this information at no cost by calling the Fund (toll-free) at 855-824-1355.

Investment Objective
The Advantus Dynamic Managed Volatility Fund (the “Fund”) seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Index (the blended benchmark index is referred to as the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on page 32 of the Fund’s statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price on investments of less than $1 million)	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses (1)	0.97%	0.97%
Acquired Fund Fees and Expenses (1)	0.05%	0.05%
Total Annual Fund Operating Expenses	1.92%	1.67%
Expense (Reimbursement)/Recoupment (2)	(1.07)%	(1.07)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment	0.85%	0.60%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, dividends on securities sold short, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.80% of the average daily net assets of Class A and 0.55% of the average daily net assets of the Institutional Class.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement or reduction occurred. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class A Shares	$582	$974
Institutional Class Shares	$61	$422

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Barclays U.S. Aggregate Index.

Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.

In selecting investments, the Adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

The Fund invests in derivative instruments, primarily by holding long and/or short positions in S&P 500® futures contracts, to manage the Fund’s equity volatility.  In periods when the Adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the equity volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions) or reducing its short positions in such contracts. Under normal market conditions, this hedging process targets, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.

The Fund’s use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of such contract.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Managed Volatility Strategy Risk.  The Adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk.  The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

Tracking Risk.  Although the Fund seeks to maximize risk-adjusted total returns relative to its Benchmark Index, the Fund’s return may not match or achieve a high degree of correlation with the return of that index. In addition, to the extent that the Fund or a portion of Fund assets tracks the Benchmark Index, the Fund will be exposed to the securities included in, or representative of, such index regardless of their investment merits, and the Fund may be affected by a general decline in market segments relating to such index if the Fund does not respond by attempting to take defensive positions.

Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

ETN Risk.  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and will lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset.  The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Swap Risks.  A swap is a derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  By using swap agreements, the Fund is exposed to counterparty credit risk.  The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.

Short Sales Risk.  In connection with establishing a short position in an instrument, the Fund is subject to the risk that it may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed instrument increases between the date of the short sale and the date on which the Fund replaces the instrument or closes out the position, the Fund will experience a loss.

Leverage Risk.  Using futures, swaps and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk.  The Fund’s allocation among various asset classes and investments may not produce the desired results.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

New Fund Risk.  The Fund has no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may decide to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information as of the end of the most recently completed calendar quarter will be available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers and have managed the Fund since its inception in September 2015:

David M. Kuplic, CFA – Executive Vice President and Portfolio Manager, Advantus; and
Craig M. Stapleton, CFA – Vice President and Portfolio Manager, Advantus.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Dynamic Managed Volatility Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at 855-824-1355 or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

	Class A	Institutional Class
Minimum Initial Investment	$1,000	$100,000
Subsequent Minimum Investment	$100	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.